United States

Securities and Exchange Commission

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

June 18, 2018

 Date of Report (Date of earliest event reported)

International Seaways, Inc.

 (Exact Name of Registrant as Specified in Charter)

1-37836-1

 Commission File Number

Marshall Islands	98-0467117
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

600 Third Avenue, 39th Floor

New York, New York  10016

(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code (212) 578-1600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Section 7 – Regulation FD

Item 7.01	Regulation FD Disclosure.

International Seaways, Inc. (“INSW” or the “Company”) will present certain information included in the attached presentation (the “Presentation”) to certain investors and analysts in connection with meetings taking place during Marine Money Week 2018, commencing with meetings on June 18, 2018. A copy of the Presentation is attached hereto as Exhibit 99.1.

The information in this Form 8-K provided under Item 7.01 and Exhibit 99.1 attached hereto is being furnished and shall not be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall such information be deemed to be incorporated by reference into any registration statement of other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise stated in that filing.

By filing this Current Report on Form 8-K and furnishing the information contained herein, the Company makes no admission as to the materiality of any information in this report that is required to be disclosed by reason of Regulation FD.

FINANCIAL AND OPERATING DATA

INSW cautions investors and potential investors not to place undue reliance upon the information contained in the Presentation, which was not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of INSW. The Presentation is limited in scope and covers a limited time period. The information in the Presentation was not audited or reviewed by independent accountants and is subject to adjustment and reconciliation. In addition, the Presentation does not necessarily contain all information required in filings pursuant to the Exchange Act, or may present such information differently from such requirements. There can be no assurance that, from the perspective of an investor or potential investor in INSW’s securities, the Presentation is complete. Results set forth in the Presentation should not be viewed as indicative of future results.

The information contained in the Presentation is summary information that is intended to be considered in the context of, and read in conjunction with, the Company's Securities and Exchange Commission (“SEC”) filings and other public announcements that the Company may make, by press release or otherwise, from time to time. The Company does not have, and expressly disclaims, any obligation to publicly update or revise the information contained in this report or any changes in our expectations or any change in events, conditions or circumstances on which any forward-looking statement is based.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Pursuant to General Instruction B.2 of Form 8-K, the following exhibit is furnished with this Form 8-K.

Exhibit No.	Description

99.1	Investor Presentation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL SEAWAYS, INC.
(Registrant)

Date: June 18, 2018	By	/s/ James D. Small III
		Name:	James D. Small III
		Title:	Chief Administrative Officer, Senior Vice President, Secretary and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
99.1	Investor Presentation.